Exhibit 99.1

American Oncology Network and Digital Transformation Opportunities Corp. Announce Completion of Business Combination

AON to Ring Nasdaq’s Closing Bell on September 21, 2023, to Commemorate First Day of Trading

FORT MYERS, Fla. and LOS ANGELES – September 20, 2023 – American Oncology Network, LLC (“AON” or the “Company”), a rapidly growing network of community-based oncology practices, and Digital Transformation Opportunities Corp. (Nasdaq: DTOC) (“DTOC”), a special purpose acquisition company focused on the healthcare industry announced today the completion of their previously announced business combination (the “Business Combination”).

The combined company has been renamed American Oncology Network, Inc., and its common stock is expected to commence trading on the Nasdaq Stock Market LLC ("Nasdaq") under the new ticker symbol “AONC” on September 21, 2023. The Business Combination was approved at a special meeting of DTOC’s stockholders on September 19, 2023.

In just five years since its inception in 2018, AON has grown to include over 1,500 employees and over 200 providers in more than 75 clinics serving over 450,000 patients nationwide. AON practices have access to fully integrated ancillary services such as a specialty pharmacy, lab and pathology, radiation therapy, and imaging. These services promote clinical coordination and seamless communication throughout all stages of the care process. AON practices deliver high-quality patient care by sharing resources and expertise across the network, providing access to leading clinical trials, staying at the forefront of clinical innovation, and advocating for their patients and the profession of community oncology.

The DTOC partnership and recent strategic investment from AEA Growth, a leading global investment firm, will help further AON’s goals of supporting community oncology practices and improving the patient experience by unlocking further growth through continuing to add new providers to the AON network, scaling ancillary services, introducing new service offerings, and expanding AON’s existing services to address the broader oncology market.

“Today is an important milestone for AON and celebrates our team’s hard work and dedication, which have been the keys to our growth and success,” said Todd Schonherz, Chief Executive Officer of AON. “AON is committed more than ever to expanding our reach and advancing cancer care in communities across the nation where too often patients experience accessibility barriers.”

“We are proud of our successful partnership with AON and look forward to seeing the company’s profound impact enable advanced treatment options, clinical research, and comprehensive care options nationwide,” said Kevin Nazemi, Chief Executive Officer of DTOC.

The combined company will continue to be led by AON’s Chief Executive Officer, Todd Schonherz; Chief Financial Officer, David Gould; and Chief Medical Officer, Dr. Stephen “Fred” Divers.

Paul Hastings LLP served as legal advisor to DTOC. Woolery & Co. PLLC and Dentons US LLP served as legal advisors to AON.

About American Oncology Network

The American Oncology Network (AON) (Nasdaq: AONC) is an alliance of physicians and seasoned healthcare leaders partnering to ensure the long-term success of community oncology and other specialties. Launched in 2018, the rapidly expanding AON network represents 109 physicians and 86 nurse practitioners and physician assistants practicing across 19 states. The executive management team of AON encompasses more than four decades of oncology practice management experience, enabling physicians to focus on what matters most — providing the highest quality care for patients. Learn more at www.aoncology.com.

About DTOC

Digital Transformation Opportunities Corp. is a blank check company, led by Kevin Nazemi, Co-Founder and former Co-CEO of Oscar Health, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. DTOC’s Board of Directors includes Kevin Nazemi, Brad Fluegel (former Chief Strategy Officer of Walgreens and Anthem), Jim Moffatt (former Vice Chairman and Global CEO of Deloitte Consulting), and Heather Zynczak (former Chief Marketing Officer of Pluralsight and Domo). DTOC is focused on businesses operating in the healthcare industry. To learn more about Digital Transformation Opportunities Corp., visit www.dtocorp.com.

About AEA Growth

AEA Growth provides technology-enabled, healthcare and software companies with flexible capital and operational resources to accelerate growth. AEA Growth targets investments in category-leading, capital-efficient businesses with strong customer advocacy.

AEA Growth is part of AEA Investors LP. AEA Investors was founded in 1968 by the Rockefeller, Mellon and Harriman family interests and S.G. Warburg & Co. as a private investment vehicle for a select group of industrial family offices with substantial assets. AEA has an extraordinary global network built over many years which includes leading industrial families, business executives and leaders; many of whom invest with AEA as active individual investors and/or join its portfolio company boards or act in other advisory roles. Today, AEA’s approximately 120 investment professionals operate globally with offices in New York, Stamford, San Francisco, London, Munich and Shanghai. The firm manages funds that have approximately $19 billion of invested and committed capital including the leveraged buyouts of middle market companies and small business companies, growth capital and private investments.

For more information, please contact:

For AON:
David Gould, Chief Financial Officer
David.Gould@aoncology.com

For DTOC:
Kyle Francis, Chief Financial Officer
kyle@dtocorp.com

Forward-Looking Statements

Certain statements in this press release are forward-looking statements. Forward-looking statements generally relate to future events including future financial or operating performance of American Oncology Network, Inc. (“New AON”). Forward-looking statements generally relate to future events or New AON’s future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by New AON and its management, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond New AON’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (2) costs related to the Business Combination; (3) changes in applicable laws or regulations; (4) the possibility that New AON may be adversely affected by other economic, business, and/or competitive factors; (5) New AON’s estimates of expenses and profitability; and (6) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in New AON’s final prospectus relating to the Business Combination dated July 18, 2023 filed with the SEC, and in subsequent filings with the SEC. New AON cautions that the foregoing list of factors is not exclusive or exhaustive and investors should not place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. If any of these risks materialize or New AON’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that New AON does not presently know or that New AON currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect New AON’s expectations, plans or forecasts of future events and views as of the date of this communication. New AON anticipates that subsequent events and developments will cause New AON’s assessments to change. However, while New AON may elect to update these forward-looking statements at some point in the future, New AON specifically disclaims any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing New AON’s assessments as of any date subsequent to the date of this communication. New AON does not give any assurance that New AON will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements.